UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2015

EQUITABLE FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Maryland	32-0467709
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

113 North Locust Street
Grand Island, NE	68801
(Address of principal executive offices)	(Zip Code)

(308) 382-3136

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07              Submission of Matters to a Vote of Security Holders.

On November 17, 2015, Equitable Financial Corp. (the “Company”) held its Annual Meeting of Stockholders.  The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on October 9, 2015.  The final results of the stockholder vote are as follows:

1.              The stockholders elected each director nominated to serve for a three-year term as follows:

	For	Withheld	Broker Non-Votes

Levi D. Fisher	1,886,667	93,235	938,789

Benedict P. Wassinger, Jr.	1,599,796	609,436	938,789

Pamela L. Price	1,370,466	609,436	938,789

2.              The shareholders approved the ratification of the appointment of BKD, LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2016 as follows:

For	Against	Abstain	Broker Non-Votes

2,699,368	91,317	128,006	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EQUITABLE FINANCIAL CORP.

Dated: November 23, 2015	By:	/s/ Thomas E. Gdowski
Thomas E. Gdowski
President and CEO

Dated: November 23, 2015	By:	/s/ Darcy M. Ray
Darcy M. Ray
Chief Financial Officer, Vice President of Finance and Controller